SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             FORM 8-K


             Current Report Pursuant to Section 13 or
           15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 13, 1996



                              GAMETEK, INC.
----------------------------------------------------------------------------
         (Exact name of Registrant as specified in its Charter)


    DELAWARE                 0-23168                65-0007710
---------------            ------------           ---------------
(State or other      (Commission File Number)    (I.R.S. Employer
jurisdiction of                                   I.D. Number)
incorporation)


               Three Harbor Drive
               Suite 110
               Sausalito, California                   94965
          ---------------------------------------     ---------
          (Address of principal executive offices)    (zip code)


Registrant's telephone number, including area code:  (415) 289-0220


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Item 5.  Other Events.

          The Registrant will be unable to file its Annual Report on Form 10-K for fiscal 1996 ("1996 Form 10-K") in a timely manner, for the reasons described below. The Registrant intends to file the 1996 Form 10-K as promptly as possible but cannot predict at this time when such filing will be made.

          The Registrant recently completed the process of moving its principal offices from Aventura, Florida to Sausalito, California, and relocating its financial records from Florida to North Carolina. In addition, during the last fiscal quarter of fiscal 1996, the Registrant accepted the resignation of the individual who had served as its chief financial officer, as well as the resignations of several other employees in its financial department, and a new controller was appointed by the Registrant in September 1996. These changes have created substantial delays in locating and verifying financial data required to prepare the Registrant's Form 10-K. In light of the Registrant's preliminary determination of a significant loss for fiscal 1996, as well as the need to allocate various non-recurring charges taken during the year, the Registrant requires additional time in which to adequately verify the financial data for the period in question. Furthermore, the Registrant is in the process of resolving certain accounting issues that may materially affect its financial statements, as well as related disclosures throughout the report.

          As a result of these circumstances, Coopers & Lybrand, the independent public accounting firm retained by the Registrant to audit the Registrant's financial statements for fiscal 1996, has been delayed in completing its audit, as well as its final review and approval of the Form 10-K and the financial statements to be incorporated therein.


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Item 7.   Financial Statements, Pro Forma
             Financial Information and Exhibits.
          ---------------------------------------


          Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial statements of business acquired.

               Not applicable.


          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits:

               Not applicable.


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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GAMETEK, INC.
                              (Registrant)


                              By:   s/Max Rudminat
                                 -----------------------------
                                      Max Rudminat
                                      Chief Financial Officer
                                          (Signature)


Date:  November 13, 1996